UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

6.75% Secured Notes Series UIC-16A due 2021

On July 20, 2011, the Company and the Trustee entered the Fourteenth Supplemental Indenture to the Base Indenture (the “Series UIC-16A Fourteenth Supplemental Indenture”), and the Company, the Trustee and Amerco Real Estate Company of Texas entered a Pledge and Security Agreement (the “Series UIC-16A Security Agreement”).  In connection with the foregoing, the Company offered up to $1,000,000 in aggregate principal amount of 6.75% Secured Notes Series UIC-16A due 2021 (the “Series UIC-16A Notes”) in a public offering.  Investors in the Series UIC-16A Notes must first join the U-Haul Investors Club. The Company received approximately $70,000 in net cash proceeds from the offering, and intends to use the proceeds for general corporate purposes.

The Series UIC-16A Notes bear interest at the rate of 6.75% per year and are fully amortizing over the term.  Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Series UIC-16A notes mature on July 27, 2021.  The Series UIC-16A Fourteenth Supplemental Indenture and the Series UIC-16A Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-16A Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-169832) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated July 19, 2011, together with the accompanying prospectus, dated October 7, 2010, relating to the offering and sale of the Series UIC-16A Notes.

For a complete description of the terms and conditions of the Series UIC-16A Fourteenth Supplemental Indenture and the Series UIC-16A Security Agreement, please refer to the Series UIC-16A Fourteenth Supplemental Indenture and the Series UIC-16A Security Agreement, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-16A Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-169832) and filed as Exhibit 5.1 hereto.

Fixed Rate Secured Notes Series UIC-17A

On July 27, 2011, the Company and the Trustee entered the Fifteenth Supplemental Indenture to the Base Indenture (the “Fixed Rate Secured Notes Series UIC-17A Fifteenth Supplemental Indenture”), and the Company, the Trustee, U-Haul Co. of Arizona and U-Haul Leasing & Sales Co. entered a Pledge and Security Agreement (the “Fixed Rate Secured Notes Series UIC-17A Security Agreement”).  In connection with the foregoing, the Company issued $1,596,000 in aggregate principal amount of 5.05% Secured Notes Sub-Series UIC-17A-1 due 2016 (the “Series UIC-17A-1 Notes”) and 5.57% Secured Notes Sub-Series UIC-17A-2 due 2017 (the “Series UIC-17A-2 Notes”) in a public offering.  Investors in the Series UIC-17A-1 Notes and UIC-17A-2 Notes must first join the U-Haul Investors Club. The Company received approximately $1,000,000 in net cash proceeds from the offering, and intends to use the proceeds to reimburse its subsidiaries and affiliates for the cost of production of the Collateral and for general corporate purposes.

The Series UIC-17A-1 Notes bear interest at the rate of 5.05% per year and are fully amortizing over the term.  The Series UIC-17A-2 Notes bear interest at the rate of 5.57% per year and are fully amortizing over the term.  Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term, commencing on October 28, 2011. The Series UIC-17A-1 notes mature on July 28, 2016.  The Series UIC-17A-2 notes mature on July 28, 2017.  The Fixed Rate Secured Notes Series UIC-17A Fifteenth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-17A Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-17A-1 Notes and the Series UIC-17A-2 Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-169832) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated July 26, 2011, together with the accompanying prospectus, dated October 7, 2010, relating to the offering and sale of the Series UIC-17A-1 Notes and Series UIC-17A-2 Notes.

For a complete description of the terms and conditions of the Fixed Rate Secured Notes Series UIC-17A Fifteenth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-17A Security Agreement, please refer to the Fixed Rate Secured Notes Series UIC-17A Fifteenth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-17A Security Agreement each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.2.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-17A-1 Notes and the Series UIC-17A-2 Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-169832) and filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Series UIC-16A Fourteenth Supplemental Indenture and Pledge and Security Agreement dated July 20, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
4.2	Series UIC-17A Fifteenth Supplemental Indenture and Pledge and Security Agreement dated July 27, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO
(Registrant)

Date: August 17, 2011                                                 /s/ Jason A. Berg
Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-16A Fourteenth Supplemental Indenture and Pledge and Security Agreement dated July 20, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
4.2	Series UIC-17A Fifteenth Supplemental Indenture and Pledge and Security Agreement dated July 27, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).